UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2014 (September 16, 2014)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
390 Park Avenue, New York, New York		10022-4608
(Address of Principal Executive Offices)		(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Offering of Depositary Shares

On September 16, 2014, Alcoa Inc. (the “Company”) entered into an underwriting agreement (the “Depositary Share Underwriting Agreement”) with Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule I thereto (the “Depositary Share Underwriters”), for the issuance and sale of 25,000,000 depositary shares (or 28,750,000 depositary shares (the “Depositary Shares”) subject to the Depositary Share Underwriters’ overallotment option) in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-197371) filed with the Securities and Exchange Commission and effective as of July 30, 2014 (the “Registration Statement”). Each Depositary Share represents a 1/10th interest in a share of the Company’s 5.375% Class B Mandatory Convertible Preferred Stock, Series 1, liquidation preference $500.00 per share, par value $1.00 per share (the “Mandatory Convertible Preferred Stock”). For a complete description of the terms and conditions of the Depositary Share Underwriting Agreement, please refer to the Depositary Share Underwriting Agreement, which is incorporated by reference and attached hereto as Exhibit 1.1.

The Deposit Agreement, dated as of September 22, 2014 (the “Deposit Agreement”), among the Company, Computershare Trust Company, N.A., as depositary (the “Depositary”), Computershare Inc., and the holders from time to time of the depositary receipts evidencing the Depositary Shares, governs the deposit of the Mandatory Convertible Preferred Stock with the Depositary and the issuance by the Depositary of the Depositary Shares. For a complete description of the terms and conditions of the Deposit Agreement, please refer to the Deposit Agreement, which is incorporated by reference and attached hereto as Exhibit 4.1.

Offering of Senior Notes

On September 17, 2014, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule I thereto (the “Notes Underwriters”), pursuant to which the Company agreed to issue and sell to the Notes Underwriters $1,250,000,000 aggregate principal amount of the Company’s 5.125% Notes due 2024 (the “2024 Notes”) in a registered public offering pursuant to the Company’s Registration Statement. For a complete description of the terms and conditions of the Notes Underwriting Agreement, please refer to the Notes Underwriting Agreement, which is incorporated by reference and attached hereto as Exhibit 1.2.

Item 3.03	Material Modification to Rights of Security Holders.

On September 22, 2014, the Company filed a Statement with Respect to Shares (the “Statement”) with the Secretary of State of the Commonwealth of Pennsylvania to establish the relative rights and preferences of the Company’s Mandatory Convertible Preferred Stock. The Statement became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of the Company’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Company or any of the Company’s subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

In addition, upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $500.00 per share of the Mandatory Convertible Preferred Stock (equivalent to $50.00 per Depositary Share), plus an amount equal to all dividends that have accrued on such shares to but excluding the date fixed for liquidation, winding-up or dissolution but have not been paid or declared and a sum sufficient for the payment thereof been set apart, to be paid out of the Company’s assets legally available for distribution to the Company’s stockholders, after satisfaction of liabilities to the Company’s creditors and holders of shares of senior stock and before any payment or distribution is made to holders of junior stock (including the Company’s common stock).

The foregoing is a summary and is not complete. The full terms of the Mandatory Convertible Preferred Stock, including such restrictions, are more fully described in the Statement, which is incorporated by reference and attached hereto as Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2014, the Company filed the Statement with the Secretary of State of the Commonwealth of Pennsylvania to establish the preferences, limitations and relative rights of its Mandatory Convertible Preferred Stock. The Statement became effective upon filing and a copy is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

1.1	Underwriting Agreement relating to the Depositary Shares, dated September 16, 2014, by and among Alcoa Inc. and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC.

1.2	Underwriting Agreement relating to the 2024 Notes, dated September 17, 2014, by and among Alcoa Inc. and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC.

3.1	Statement with Respect to Shares of the 5.375% Mandatory Convertible Preferred Stock, Series 1, of Alcoa Inc., dated September 22, 2014 (including Form of Preferred Stock Certificate).

4.1	Deposit Agreement, dated September 22, 2014, among Alcoa Inc., Computershare Trust Company, N.A., Computershare Inc., and the holders from time to time of the depositary receipts evidencing the Depositary Shares (including Form of Depositary Receipt).

4.2	Form of Certificate for the 5.375% Mandatory Convertible Preferred Stock, Series 1 (included as Exhibit A to Exhibit 3.1).

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ PETER HONG
Name:	Peter Hong
Title:	Vice President and Treasurer

Date: September 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement relating to the Depositary Shares, dated September 16, 2014, by and among Alcoa Inc. and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC.

1.2	Underwriting Agreement relating to the 2024 Notes, dated September 17, 2014, by and among Alcoa Inc. and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC.

3.1	Statement with Respect to Shares of the 5.375% Mandatory Convertible Preferred Stock, Series 1, of Alcoa Inc., dated September 22, 2014 (including Form of Preferred Stock Certificate).

4.1	Deposit Agreement, dated September 22, 2014, among Alcoa Inc., Computershare Trust Company, N.A., Computershare Inc., and the holders from time to time of the depositary receipts evidencing the Depositary Shares (including Form of Depositary Receipt).

4.2	Form of Certificate for the 5.375% Mandatory Convertible Preferred Stock, Series 1 (included as Exhibit A to Exhibit 3.1).

4.3	Form of Depositary Receipt for the Depositary Shares (included as Exhibit A to Exhibit 4.1).